EXHIBIT 10.88

                         PLEDGE AND ESCROW AGREEMENT II

      THIS PLEDGE AND ESCROW AGREEMENT II (the "Agreement") is made and entered into as of November 7, 2008 (the "Effective Date") by and among U.S. HELICOPTER CORPORATION, a Delaware corporation (the "Company"), PHILADELPHIA FINANCIAL, LLC (the "Pledgee"), the pledgors listed on Schedule A hereto (together, the "Pledgors" and each individually, a "Pledgor"), GALLAGHER, BRIODY & BUTLER as escrow agent (the "Escrow Agent").

                                    RECITALS:

      WHEREAS, in order to secure the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of the Company's obligations (the "Obligations") to the Pledgee or any successor to the Pledgee to make payments under the Amended and Restated Convertible Promissory Note issued by the Company to the Pledgee on the date hereof in the principal amount of $650,000 (Six Hundred Fifty Thousand Dollars) (the "Note"), the Pledgors have agreed to irrevocably pledge to the Pledgee, Six Hundred Thousand (600,000) shares (the "Pledged Shares") of the common stock of the Company, in the respective amounts set forth opposite their names on Schedule A hereto.

      NOW, THEREFORE, in consideration of the mutual covenants, agreements, warranties, and representations herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1. PLEDGE AND TRANSFER OF PLEDGED COLLATERAL.

            1.1 The Pledgors hereby grant to Pledgee a security interest in the Pledged Shares and any dividends, distributions, or proceeds thereof (together with the Pledged Shares, the "Pledged Collateral") as security for the Obligations. Simultaneously with purchase of the Note, the Pledgors shall deliver to Escrow Agent (i) stock certificates representing the Pledged Collateral and (ii) duly executed stock powers or other appropriate transfer documents executed in blank by the Pledgors and the Escrow Agent (the "Transfer Documents"), and such stock certificates and Transfer Documents shall be held by the Escrow Agent until the full payment of the Obligations, the termination or expiration of this Agreement or the transfer of the Pledged Collateral to the Pledgee in accordance with the terms hereof.

            1.2 The Pledgee hereby appoints the Escrow Agent as its agent for the sole purpose of accepting possession of the Pledged Collateral on its behalf so as to create a perfected security interest therein in accordance with the Uniform Commercial Code as in effect (the "UCC").

      2. RIGHTS RELATING TO PLEDGED COLLATERAL. Absent the occurrence of an Event of Default (as defined in the Note), the Pledgors shall be entitled to vote the Pledged Collateral, and to enjoy all other rights and privileges incident to the ownership of the Pledged Collateral. Upon the occurrence of an Event of Default, the Pledgee shall be entitled to vote the Pledged Collateral and to enjoy all other rights and privileges incident to the ownership of the Pledged Collateral.

      3. RELEASE OF PLEDGED COLLATERAL FROM PLEDGE.

            3.1 Upon the satisfaction of all Obligations, the Company and Pledgee shall notify the Escrow Agent to such effect in writing and shall direct the Escrow Agent to release the Pledged Collateral ("Notice of Satisfaction"). Upon receipt of a Notice of Satisfaction, the Escrow Agent shall return to the Pledgors the Transfer Documents and the certificates representing the Pledged Collateral (collectively, the "Pledged Materials"), whereupon any and all rights of Pledgee in the Pledged Materials shall terminate. Notwithstanding anything to the contrary contained herein, upon full payment of all Obligations, Pledgee's security interest and rights in and to the Pledged Collateral shall terminate.

            3.2 In the event that the Pledgors purchase the Note, the Pledgors and Pledgee shall notify the Escrow Agent to such effect in writing and shall direct the Escrow Agent to release the Pledged Collateral ("Notice of Note Purchase"). Upon receipt of a Notice of Note Purchase, the Escrow Agent shall return to the Pledgors the Pledged Materials, whereupon any and all rights of Pledgee therein shall terminate. Notwithstanding anything to the contrary contained herein, upon purchase of the Note by the Pledgors, Pledgee's security interest and rights in and to the Pledged Collateral shall terminate.

      4. REMEDIES.

            4.1 Upon and any time after the occurrence of an Event of Default, the Pledgee shall have the right to provide written notice of such Event of Default (the "Default Notice") to the Company, the Pledgors and the Escrow Agent. As soon as is practicable after receipt of the Default Notice and confirmation reasonably satisfactory to the Escrow Agent that such Default Notice was delivered to the Company and the Pledgors, the Escrow Agent shall deliver to Pledgee the Pledged Materials held by the Escrow Agent hereunder. Upon receipt of the Pledged Materials, the Pledgee shall have the right to (i) sell the Pledged Collateral and to apply the proceeds of such sales, net of any selling commissions, to the Obligations, including, without limitation, outstanding principal and interest, and (ii) exercise all other rights and remedies of a secured party with respect to such property as may be available under the UCC. The Pledgee shall have the right to sell or dispose of the Pledged Collateral in any manner and shall have no liability to the Pledgors or any other party for selling or disposing of such Pledged Collateral even if other methods of sales or dispositions would or allegedly would result in greater proceeds than the method actually used. The Pledgee shall return to the Escrow Agent any Pledged Collateral released to it and remaining after the Pledgee has applied the net proceeds to satisfy the Obligations. In the event that Pledgee resorts to the Pledged Collateral to satisfy the Obligations, then the Pledgors shall have the full right to be subrogated with regard to the Company's Obligations with respect to the Note, and in order to effect such subrogation, Pledgee shall execute and deliver all such documents as may be reasonably requested by Pledgors, including an assignment of all of Pledgee's right, title and interest in the Note to the Pledgors, without representation, warranty or recourse and deliver to the Pledgors the originally executed Note.


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

            4.2 Each right, power and remedy of the Pledgee provided for in this Agreement, the Note or any other document related to the Note purchase and sale transaction (collectively, the "Transaction Documents") shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee of any one or more of the rights, powers or remedies provided for in this Agreement or any other Transaction Document or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee to exercise any such right, power or remedy shall operate as a waiver thereof. No notice to or demand on the Pledgors in any case shall entitle them to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Pledgee to any other further action in any circumstances without demand or notice.

      5. REPRESENTATIONS AND WARRANTIES. Each of the Pledgors represent and warrant as follows:

            5.1 This Agreement has been duly executed and delivered by such Pledgor and is a legal, valid and binding obligation of such Pledgor, enforceable in accordance with its terms.

            5.2 The Pledgor is the legal and beneficial owner of the Pledged Collateral free and clear of any lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement.

            5.3 This Agreement, when the procedures contemplated hereby shall have been performed in accordance with their terms, creates a valid and perfected security interest in the Pledged Collateral, securing the payment of the Obligations.

            5.4 No consent of any other person or entity and no authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required (i) for the pledge by such Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Pledgor, (ii) for the perfection or maintenance of the security interest created hereby, or (iii) for the exercise by the Pledgee of the voting or other rights provided for in this Agreement or the remedies contained herein in respect of the Pledged Collateral pursuant to this Agreement (except as may be required in connection with any disposition of any portion of the Pledged Collateral by laws affecting the offering and sale of securities generally).

            5.5 The execution, delivery and performance by such Pledgor of this Agreement are within the Pledgor's powers and do not contravene any law, regulation, order or contractual restriction binding on or affecting such Pledgor.

      6. FURTHER ASSURANCES. The Pledgors agree that at any time and from time to time the Pledgors will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Pledgee may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Pledgee to exercise and enforce Pledgee's rights and remedies hereunder with respect to the Pledged Collateral.


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

      7. CONCERNING THE ESCROW AGENT.

            7.1 The Escrow Agent undertakes to perform only such duties as are expressly set forth herein and no implied duties or obligations shall be read into this Agreement against the Escrow Agent.

            7.2 The Escrow Agent may act in reliance upon any writing or instrument or signature which it, in good faith, believes to be genuine, may assume the validity and accuracy of any statement or assertion contained in such a writing or instrument, and may assume that any person purporting to give any writing, notice, advice or instructions in connection with the provisions hereof has been duly authorized to do so. The Escrow Agent shall not be liable in any manner for the sufficiency or correctness as to form, manner, and execution, or validity of any instrument deposited in this escrow, nor as to the identity, authority, or right of any person executing the same; and its duties hereunder shall be limited to the safekeeping of such certificates, monies, instruments, or other documents received by it as such escrow holder, and for the disposition of the same in accordance with the written instruments accepted by it in the escrow.

            7.3 The Company, the Pledgee and the Pledgors hereby agree, to defend and indemnify the Escrow Agent and hold it harmless from any and all claims, liabilities, losses, actions, suits, or proceedings at law or in equity, or any other expenses, fees, or charges of any character or nature which it may incur or with which it may be threatened by reason of its acting as Escrow Agent under this Agreement; and in connection therewith, to indemnify the Escrow Agent against any and all expenses, including attorneys' fees and costs of defending any action, suit, or proceeding or resisting any claim (and any costs incurred by the Escrow Agent pursuant to Sections 7.3 or 7.4 hereof). The Escrow Agent shall be vested with a lien on all property deposited hereunder, for indemnification of attorneys' fees and court costs regarding any suit, proceeding or otherwise, or any other expenses, fees, or charges of any character or nature, which may be incurred by the Escrow Agent by reason of disputes arising between the makers of this escrow as to the correct interpretation of this Agreement and instructions given to the Escrow Agent hereunder, or otherwise, with the right of the Escrow Agent, regardless of the instructions aforesaid, to hold said property until and unless said additional expenses, fees, and charges shall be fully paid. Any fees and costs charged by the Escrow Agent for serving hereunder shall be paid by the Company.

            7.4 If any of the parties shall be in disagreement about the interpretation of this Agreement, or about the rights and obligations, or the propriety of any action contemplated by the Escrow Agent hereunder, the Escrow Agent may, at its sole discretion deposit the Pledged Materials with the Clerk of the United States District Court of New York, sitting in New York, and, upon notifying all parties concerned of such action, all liability on the part of the Escrow Agent shall fully cease and terminate. The Escrow Agent shall be indemnified by the Pledgors, the Company and Pledgee for all costs, including reasonable attorneys' fees in connection with the aforesaid proceeding, and shall be fully protected in suspending all or a part of its activities under this Agreement until a final decision or other settlement in the proceeding is received.


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

            7.5 The Escrow Agent may consult with counsel of its own choice (and the costs of such counsel shall be paid by the Company, Pledgors and Pledgee) and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel. The Escrow Agent shall not be liable for any mistakes of fact or error of judgment, or for any actions or omissions of any kind, unless caused by its willful misconduct or gross negligence.

            7.6 The Escrow Agent may resign upon ten (10) days' written notice to the parties in this Agreement. If a successor Escrow Agent is not appointed within this ten (10) day period, the Escrow Agent may petition a court of competent jurisdiction to name a successor.

            7.7 The Escrow Agent shall be discharged from any and all duties, obligations or liabilities that it may have as Escrow Agent under this Agreement at and from any such time as it may transfer the Pledged Materials in accordance with the terms and conditions of this Agreement.

            7.8 Conflict Waiver. The Company, the Pledgors and the Pledgee hereby acknowledge that Escrow Agent is general counsel to the Company and the Company and counsel to the Company and the Company in connection with the transactions contemplated by and referred to herein. The Pledgee and the Pledgors agree that in the event of any dispute arising in connection with this Agreement or otherwise in connection with any transaction or agreement contemplated by or referred to herein, the Escrow Agent shall be permitted to continue to represent the Company and the Company and neither the Pledgee nor the Pledgors will seek to disqualify such counsel and they further waive any objection they might have with respect to Escrow Agent acting as the Escrow Agent pursuant to this Agreement.

      8. NOTICES. Unless otherwise provided herein, all demands, notices, consents, service of process, requests and other communications hereunder shall be in writing and shall be delivered in person or by overnight courier service, or mailed by certified mail, return receipt requested, addressed:

If to the Pledgors:            U.S. Helicopter Corporation
                               6 East River Piers, Suite 216
                               Downtown Manhattan Heliport
                               New York, NY 10004
                               Telephone: (212) 248-2002
                               Facsimile: (212) 248-0940

If to the Escrow Agent, to:    Gallagher, Briody & Butler
                               Attention: Thomas P. Gallagher, Esq.
                               Princeton Forrestal Village
                               155 Village Blvd - Suite 201
                               Princeton, NJ 08540
                               Telephone: (609) 452-6000
                               Facsimile: (609) 452-0090


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

If to the Pledgee:             Philadelphia Financial, LLC
                               ___________________________
                               ___________________________
                               Telephone: ________________
                               Facsimile: ________________

If to the Company:             U.S. Helicopter Corporation
                               Attention:  John G. Murphy, CEO and President
                               6 East River Piers, Suite 216
                               Downtown Manhattan Heliport
                               New York, NY 10004
                               Telephone: (212) 248-2002
                               Facsimile: (212) 248-0940

With a mandatory copy to:      Gallagher, Briody & Butler
                               Attention: Thomas P. Gallagher, Esq.
                               Princeton Forrestal Village
                               155 Village Blvd - Suite 201
                               Princeton, NJ 08540
                               Telephone: (609) 452-6000
                               Facsimile: (609) 452-0090

Any such notice shall be effective (a) when delivered, if delivered by hand delivery or overnight courier service, or upon facsimile transmission with confirmation thereof, or (b) five (5) days after deposit in the United States mail, as applicable. Notice of a change of address of a party shall be furnished in writing by such party to each other party listed above in this Section 8 in accordance with the notice provisions of this Section 8.

      9. BINDING EFFECT. All of the covenants and obligations contained herein shall be binding upon and shall inure to the benefit of the respective parties, their successors and assigns.

      10. GOVERNING LAW; VENUE; SERVICE OF PROCESS. The validity, interpretation and performance of this Agreement shall be determined in accordance with the laws of the State of New York applicable to contracts made and to be performed wholly within that state. The parties hereto agree that any disputes, claims, disagreements, lawsuits, actions or controversies of any type or nature whatsoever that, directly or indirectly, arise from or relate to this Agreement, including, without limitation, claims relating to the inducement, construction, performance or termination of this Agreement, shall be brought only in the Federal district courts located in the Eastern District of New York, New York, and the parties hereto agree not to challenge the selection of that venue in any such proceeding for any reason, including, without limitation, on the grounds that such venue is an inconvenient forum. The parties hereto specifically agree that service of process may be made, and such service of process shall be effective if made, pursuant to Section 8 hereto.

      11. ENFORCEMENT COSTS. If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees, court costs and expenses even if not taxable as court costs (including, without limitation, all such fees, costs and expenses incident to appeals), incurred in that action or proceeding, in addition to any other relief to which such party or parties may be entitled.


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

      12. REMEDIES CUMULATIVE. No remedy herein conferred upon any party is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in equity, by statute, or otherwise. No single or partial exercise by any party of any right, power or remedy hereunder shall preclude any other or further exercise thereof.

      13. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute the same instrument.

      14. NO PENALTIES. No provision of this Agreement is to be interpreted as a penalty upon any party to this Agreement.

      15. JURY TRIAL. EACH OF THE COMPANY, THE PLEDGEE AND THE PLEDGORS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT WHICH IT MAY HAVE TO A TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION BASED HEREON, OR ARISING OUT OF, UNDER OR IN ANY WAY CONNECTED WITH THE DEALINGS BETWEEN THE COMPANY, PLEDGEE AND PLEDGORS, THIS PLEDGE AND ESCROW AGREEMENT OR ANY DOCUMENT EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE.

           [The remainder of this page is intentionally left blank.]


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

      IN WITNESS WHEREOF, the parties hereto have duly executed this Pledge and Escrow Agreement as of the date first above written.

                                                   U.S. HELICOPTER CORPORATION

                                                   By:
                                                      --------------------------
                                                      George J. Mehm, Jr.
                                                      Chief Financial Officer


                                                   PLEDGEE:

                                                   By:
                                                      --------------------------
                                                   Name:
                                                   Title:


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

                                                   ESCROW AGENT:

                                                   GALLAGHER, BRIODY & BUTLER

                                                   By:
                                                      --------------------------
                                                      Thomas P. Gallagher, Esq.
                                                      Partner


                                                   PLEDGORS:

                                                   -----------------------------
                                                   Name:


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

                                   SCHEDULE A

                                    PLEDGORS

TOTAL:..................................................................600,000


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